Exhibit 4.18(b)



                              CERTIFICATE OF TRUST
                            BOWATER CAPITAL TRUST II

     The undersigned, the trustees of Bowater Capital Trust II, desiring to form a statutory trust pursuant to the Delaware Statutory Trust Act, 12 Del. C.ss.3801, hereby certify as follows:

1. The name of the statutory trust being formed hereby (the "Trust") is Bowater Capital Trust II.

2. The name and statutory address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows: The Bank of New York (Delaware), 110 White Clay Center, Route 273, Newark, Delaware 19711.

3. This Certificate of Trust shall be effective upon filing.








                         (Signatures on following page)

     IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have executed this Certificate.

Dated:  August 14, 2003

                               THE BANK OF NEW YORK (DELAWARE),
                               as Delaware Trustee


                               By:   /s/ William T. Lewis
                                   ----------------------------------------
                               Name:   William T. Lewis
                               Title:  Sr. Vice President


                               HARRY F. GEAIR,
                               as Trustee


                               /s/ Harry F. Geair
                               ---------------------------------------------
                               Harry F. Geair


                               DAVID G. MAFFUCCI,
                               as Trustee


                               /s/ David G. Maffucci
                               ---------------------------------------------
                               David G. Maffucci


                               WILLIAM G. HARVEY,
                               as Trustee


                               /s/ William G. Harvey
                               ---------------------------------------------
                               William G. Harvey